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                                                                   EXHIBIT 23.2


                     CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the inclusion by reference in this registration statement on Form S-3 (Registration No. 333-XXXX) of our report dated December 24, 1997, on our audits of the financial statements and financial statement schedules of SoftNet Systems, Inc. and subsidiaries. We also consent to the reference to our firm under the caption "Experts."


                                         COOPERS & LYBRAND L.L.P.


Chicago, Illinois
June 19, 1998